UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

SyntheMed, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-20580	14-1745197
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 219 Little Silver, NJ	07739
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 728-1769

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information included under Item 3.02 Unregistered Sales of Equity Securities below is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On April 3, 2006, we sold an aggregate of 15,000,000 shares of common stock in a private placement at a purchase price of $.40 per share, resulting in gross cash proceeds of $6,000,000. In connection with the financing, we paid a placement agent a commission equal to $590,000, representing 10% of the proceeds raised by the agent ($449,840 of which was paid, at the agent’s election, by issuance of 1,124,600 shares of common stock at the offering price of $.40 per share, and the balance of which was paid in cash) and we issued to or at the direction of the placement agent warrants to purchase an aggregate of 1,475,000 shares of common stock, representing 10% of the number of shares sold by the agent in the financing. The warrants are exercisable at an exercise price equal to $.60 per share at any time until April 3, 2010. We also reimbursed the agent for certain financing-related expenses including legal fees.

In connection with the financing, we entered into subscription agreements and an investor rights agreement with the investors, as well as an agency agreement with the placement agent. Pursuant to the investor rights agreement, we agreed to file, within 60 days of the closing, a registration statement with the United States Securities and Exchange Commission covering resale of the securities sold in the private placement.

The financing was made in reliance upon the exemption from registration provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 thereunder, as well as upon Regulation S promulgated under the Securities Act (“Regulation S”). The offering in the United States involved no general solicitation and each of the purchasers represented, among other things, that it is an “accredited investor” within the meaning of Regulation D. The offering outside of the United States involved no “directed selling efforts”, was made in an “offshore transaction” to persons who represented that they were not “US Persons” and included “offering restrictions”, as those terms are defined in Regulation S.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Item	Description

10.1	Form of Subscription Agreement for April 2006 equity financing (including Supplement).

10.2	Form of Investor Rights Agreement for April 2006 equity financing.

10.3	Agency Agreement dated as of April 3, 2006 between SyntheMed, Inc. and Clubb Capital Limited.

10.4	Form of Broker Warrant issued to Agent’s designees covering an aggregate of 1,475,000 shares.

99	Press Release issued by SyntheMed, Inc..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SyntheMed, Inc. (Registrant)

Date: April 5, 2006	By:	/s/ Robert P. Hickey
President, CEO and CFO

EXHIBIT INDEX

EX-10.1	Form of Subscription Agreement for April 2006 equity placement (including Supplement)

EX-10.2	Form of Investor Rights Agreement for April 2006 equity placement

EX-10.3	Agency Agreement dated April 3, 2006 between SyntheMed, Inc. and Clubb Capital Limited

EX-10.4	Form of Broker Warrant issued to Agent's designees covering an aggregate of 1,475,000 shares

EX-99	Press Release issued by SyntheMed, Inc.